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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K

                                   CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 SEPTEMBER 30, 1996
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                  Date of Report (Date of earliest event reported)



                               TEMTEX INDUSTRIES, INC.
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                (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                     0-5940                75-1321869
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(State or Other Jurisdiction          (Commission           (IRS Employer
     of Incorporation)                File Number)        Identification No.)

        ONE LINCOLN CENTRE
    5400 LBJ FREEWAY, SUITE 1375
           DALLAS, TEXAS                                        75240
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(Address of Principal Executive Offices)                      (Zip Code)


                                    (972) 726-7175
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                 (Registrant's Telephone Number, Including Area Code)



                   3010 LBJ FREEWAY, SUITE 650, DALLAS, TEXAS 75234
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            (Former Name or Former Address, if Changed Since Last Report)

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    ITEM 5.   OTHER EVENTS.

    Effective September 30, 1996, Temtex Industries, Inc., a Delaware corporation (the "Registrant"), moved its principal executive offices from 3010 LBJ Freeway, Suite 650, Dallas, Texas 75234 to One Lincoln Centre, 5400 LBJ Freeway, Suite 1375, Dallas, Texas 75240-2602. The Registrant's telephone number changed to (972) 726-7175 and its facsimile number changed to (972) 726-0315 concurrently with the move.


                                      Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TEMTEX INDUSTRIES, INC.



Date:  December 5, 1996                   By:  /s/ Roger N. Stivers
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                                             Roger N. Stivers
                                             Vice President-Finance

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